Exhibit 10.11.1

Exhibit 10.11.1 NON-QUALIFIED DEFERRED COMPENSATION PLAN FOR EXECUTIVES (As Restated Effective January 1, 2018) ADOPTION AGREEMENT (Updated Form January 1, 2020) This Adoption Agreement is the companion document that allows an employer to sponsor and adopt the Virginia Bankers Association Model Non-Qualified Deferred Compensation Plan for Executives (the “Plan”). Each Employer named below hereby adopts the Plan through this Adoption Agreement (the “Adoption Agreement”), to be effective as of the date(s) specified below, and elects the following specifications and provides the following information relating thereto. In completing this Adoption Agreement, if additional space is required, insert additional sheets. Adoption Agreement Contents Page Option 1Employer(s) Adopting Plan....1 Option 2General Plan Information ..1 Option 3Status of Plan and Effective Date(s) 2 Option 4Definitions and Other Optional Provisions 3 Option 5Employer Contributions ....8 Option 6Vesting 10 Option 7Retirement Dates11 Option 8Time and Form of Payments ..12 Option 9Hardship Withdrawals .15 Option 10Participant Deemed Investment Direction .15

(b) Name, Address and EIN of Plan Administrator(s): [If other than Plan Sponsor, appointment must be by resolution]

STATUS OF PLAN AND EFFECTIVE DATE(S). Effective Date of Plan: The Effective Date of the Plan is October _1_, 2020. Plan Status. The adoption of the Plan through this Adoption Agreement is: ☒(1)Initial Establishment. The initial adoption and establishment of the Plan. (2)Restated Plan. An amendment and restatement of the Plan (a Restated Plan). Effective Date of this Restatement. The Effective Date of this Restatement is ,.. Prior Plan. The Plan was last maintained under document dated, and was known as the . 409A Transitional Provisions (grandfathering election): Election NOT to Grandfather Pre-January 1, 2005 Vested Balances.If this Option is elected, all Deferral Accounts shall be subject to the rules set forth in the post-December 31, 2004 restatements. If the Option is not elected, the Deferral Accounts attributable to transfers from predecessor plans prior to December 31, 2004 and contributions that are vested as of December 31, 2004 shall be segregated from the Deferral Accounts attributable to contributions that are not vested as of December 31, 2004 and to contributions and transfers made on and after January 1, 2005. The terms of the Plan in effect on and after January 1, 2005 shall only apply to transfers and contributions that are not vested as of December 31, 2004 and to contributions and transfers made on and after January 1, 2005. (3)Special or Other Transitional Provisions. [Use attachment if additional space is needed] [Enter any special provisions including alternate definitions or other transitional provisions relating to any Predecessor Plan Account and the Plan as restated] (c) If elected, this Plan is intended to be paired with a qualified cash or deferred arrangement as described in subparagraph 3.1(d) of the basic plan document. If Elected – Name of the paired plan

4. DEFINITIONS AND OTHER OPTIONAL PROVISIONS. (a) Compensation Paragraph 1.10 Compensation is used throughout the basic plan document for different purposes. The following specific rules apply. (1) General Definition. The Compensation definition in paragraph 1.10 of the basic plan document is modified as follows: (A) Salary. Base salary and base wages subject to the following modifications or limitations: [Consider whether to fix the date for determining Salary. Consider whether to revise to exclude reductions for 401(k) and cafeteria plan contributions. Other revisions may be desired.] (B) Discretionary or Other Bonus. All discretionary or other Bonuses unless otherwise provided: [List excluded bonus or incentive programs. The Plan Sponsor may elect a Special Deferral Election Period for Performance-Based Compensation.] (2) Specific Definitions. When used with respect to each type of contribution under the Plan, Compensation shall include: (A) Employee Deferral Contributions. [Check all that apply] ☒ (a) Salary. ☐ (b) Bonuses. ☐ (c) Commissions ☒ (d) Other. Annual Score Card Bonus [Describe – In defining Compensation for deferral purposes, please note that elections to defer compensation generally must be made in the year prior to performance period for which the right to the compensation arises. Plan Sponsors should consult with counsel in determining the types of compensation and any special timing rules.]

Employer Non-Elective Contributions. [Check all that apply] [Describe – In defining Compensation for deferral purposes, please note that elections to defer compensation generally must be made in the year prior to performance period for which the right to the compensation arises. Plan Sponsors should consult with counsel in determining the types of compensation and any special timing rules.] Employer Matching Contributions. [Check all that apply] [Describe – In defining Compensation for deferral purposes, please note that elections to defer compensation generally must be made in the year prior to performance period for which the right to the compensation arises. Plan Sponsors should consult with counsel in determining the types of compensation and any special timing rules.] Eligible EmployeeEligible Employee shall mean only the following: Paragraph 1.17

[List executive classifica¬tion to be included in plan coverage] (4) Determined by Position or Title. Any individual who is employed in the following positions with the Employer: Member of Executive Committee [List the executive positions to be included in plan coverage] (c) Plan Year Paragraph 1.24 In the case of a Restated Plan which prior to the Effective Date of this Restatement was maintained on the basis of a Plan Year beginning on a date other than January 1, the Plan Year shall begin on , and end on , , with the short Plan Year beginning on , and ending on December 31, . Thereafter, the Plan Year shall be the 12-month period beginning each January 1. (d) Effective Date of Coverage Paragraph 2.1 The effective date of coverage for an Eligible Employee shall be [Check one] ☒ (1) Immediate. The first day of the first payroll period beginning on or after the date the individual became an Eligible Employee. ☐ (2) Monthly. The first day of the first payroll period beginning on or after the first day of [Complete with 1st, 2nd, or other] month next following the date the individual became an Eligible Employee. ☐ (3) Semi-Annually. The first day of the Plan Year or the first day of the seventh month of the Plan Year on or next following the date the individual became an Eligible Employee. ☐ (4) Annually. The first day of the Plan Year on or next following the date the individual became an Eligible Employee. [☐] (e) Special Election Period for Performance-Based Compensation Subparagraph 3.2(d) If this Option is elected, the Plan Sponsor may permit Eligible Employees to make Deferred Compensation Elections with respect to Performance-Based Compensation prior to the annual filing deadline established by the Administrator which deadline shall be no later than six (6) months prior to the end of the period for which such Bonus is earned, as described in subparagraph 3.2(d) of the basic plan document. Otherwise, except for new participants, all Deferred Compensation Elections for all Bonuses must be made prior to the annual filing deadline established by the Administrator, which deadline shall be no later than the end of the calendar year or end of the Plan Sponsor’s fiscal year, immediately preceding the applicable year to which the Bonus relates.6

In order to be Performance-Based Compensation, (i) the Bonus must be earned over a period of at least twelve (12) months, (ii) the Bonus must be based on pre-established organizational or individual performance criteria for which the outcome is substantially uncertain at the time of establishment, (iii) such criteria are established in writing no later than ninety (90) days after the beginning of the period of service to which the Bonus and performance relate, and (iv) such criteria are not substantially certain to be met at the time established. See more specific definition in Treas. Reg. 1.409A-1(e). [☒] (f) Cancellation of Deferred Compensation Election For Disability Paragraph 3.5 If this Option is elected, the Plan Sponsor: ☐ (1) Mandatory Cancellation. Will cancel the Deferred Compensation Election of an Eligible Employee who experiences a Disability as defined in subparagraph 3.5(b). ☒ (2) Optional Cancellation. May permit an Eligible Employee who experiences a Disability as defined in subparagraph 3.5(b) to cancel his Deferred Compensation Election. If this Option is not selected, no cancellation will be required or permitted upon the occurrence of a Disability. (g) Rules Relating to “Specified Employee” Delay Subparagraph 9.1(c) For purposes of applying the 6-month delay required by Section 409A for a Participant who is a “specified employee” (i.e., a “key employee” of any publicly-traded company): (1) Specified Employee Identification Date. Specified employees shall be identified in the following manner: [Check one of the following and complete, if applicable] ☐ (A) Established By Board Action or Other Document of Plan Sponsor. The identification date and its effective date shall be established by the Plan Sponsor through the document set forth below, which may be an action of its Board or other written document: [Describe document establishing specified employee identification date] ☒ (B) Default Dates in Regulations. The identification date shall be December 31 and effective for distributions to be made during the 12-month period beginning on or after the following April 1, as provided in Treas. Reg. 1.409A-1(i). ☐ (C) Alternative Identification Date. The identification date shall be (identification date) and effective for distributions to be made during the 12-month period beginning on or after the following [enter date not later than the first day of the 4th month following the identification date] The Specified Employee Identification Date must be the same date for all deferred compensation plans, programs, and agreements of the Plan Sponsor and its Affiliates. 7

Compensation to be Used in Determining Specified Employees. Specified employees are (A) the 50 highest paid officers (or if less, the greater of 3 or 10% of employees) with compensation in excess of $175,000 (for 2017) (as adjusted from time to time), (B) 1% owners with compensation in excess of $150,000, or (C) 5% owners. The definition of compensation for this purpose shall be determined in the following manner: [Check one of the following and complete, if applicable] (A)Board Action or Other Document of Plan Sponsor. The compensation used to identify specified employees shall be established by the Plan Sponsor though the document set forth below which may be an action of its Board or other written document that applies to all deferred compensation plans, programs, and agreements of the Plan Sponsor and its Affiliates. [Describe document establishing compensation definition] ☒(B)VBA Plan.The compensation used to identify specified employees shall be the Total Compensation definition elected under the VBA Plan. (C)AlternativeCompensationDefinition.The compensation used to determine specified employees shall be determined in the following manner [Describethedocumentestablishing compensation definition or describe compensation based on an acceptable definition under Section 415 of the Code] Payment Rules Following Required Delay Period. Upon the expiration of the required 6-month delay: [Check one of the following] (A)Catch-Up Missed Payments. Payments to which a specified employee would otherwise have been entitled during the 6-month delay will be accumulated and paid on the first day of the 7th month following the date of Separation from Service for reasons other than death. ☒(B)Each Payment Delayed. Each payment to which a specified employee would otherwise have been entitled during the 6-month delay will be delayed for 6 months.

[☒] (h) Rules Relating to Final Check of Year If this Option is elected, Compensation payable after the last day of the calendar year solely for services performed during the final payroll period which contains the last day of the year will be treated as Compensation for services performed in the taxable year in which the payroll period began. If this Option is not elected, Compensation payable after the last day of the calendar year solely for services performed during the final payroll period which contains the last day of the year will be treated as Compensation for services performed in the subsequent taxable year in which the payment is made. Any change in election relating to the final check of the Participant’s taxable year may not be effective for 12 months from the date the amendment is adopted and executed. 5. EMPLOYER CONTRIBUTIONS. (a) Employer Contributions The following contributions by the Employer are elected: Paragraph 4.1 ☐ (1) None. Employer contributions are not permitted. ☐ (2) Employer Non-Elective Contribution. (A) Amount. Each Employer shall make an Employer Non-Elective Contribution for each Plan Year in such amount, if any, which the Employer shall determine. ☐ (i) Flexible Formula Such amount, if any, which the Board of the Employer shall determine by resolution. ☐ (ii) Compensation Formula ______% [Insert percentage] of the Compensation for such Plan Year, plus any additional amount that the Board of the Employer shall determine by resolution. ☐ (iii) Fixed Amount $ [Insert amount], plus any additional amount that the Board of the Employer shall determine by resolution. ☐ (iv) Other (B) Participants Entitled to Employer Non-Elective Contribution. The Employer Non-Elective Contribution shall be allocated to the Employer Non-Elective Deferral Account of Participants who [Select applicable provisions which shall apply conjunctively unless otherwise noted] 9

☐ (i) Are employed as Eligible Employees for at least ___________________ [Insert number of months] full calendar months in such Plan Year. ☐ (ii) Are Eligible Employees at any time during such Plan Year. ☐ (iii) Are Eligible Employees on the last day of such Plan Year. ☐ (iv) If they died while Eligible Employees or retired on a Disability, Early, Normal or Delayed Retirement Date while an Eligible Employee during such Plan Year [Check one] ☐ (a) But only if they are employed as an Eligible Employee for at least [Insert number of months] full calendar months in such Plan Year. ☐ (b) Regardless of the number of months employed during such Plan Year. ☐ (v) Other : ☐ (3) Employer Matching Contributions. (A) Amount. Each Employer shall make an Employer Matching Contribution for each Plan Year in an amount equal to the following percentage(s) of each Participant’s Deferral Contribution for such Plan Year [Check one] ☐ (i) Straight Percentage ______% [Insert percentage] of his Compensation contributed to the Plan (up to a maximum of ______% of such Compensation). ☐ (ii) Contribution Weighted Percentages ______% [Insert percentage] of the first ______% [Insert percentage] of his Compensation contributed to the Plan and ______% of his Compensation contributed to the Plan (up to a maximum of ______% of such Compensation). ☐ (iii) Other :10

(B)Participants Entitled to Employer Matching Contribution. The Employer Matching Contribution shall be allocated to the Employer Matching Deferral Account of Participants who [Select applicable provisions which shall apply conjunctively unless otherwise noted] VESTING. Vesting ScheduleThe following vesting schedule shall apply to the Employer Deferral Account Paragraphs 6.2 and 6.3[Check one, and complete where applicable] (1)Employer Non-Elective Deferral Account.The following vesting schedule shall apply to the Employer Non-Elective Deferral Account [Check one, and complete where applicable] (A)Apply Rules Described in Qualified Plan.A Participant is vested in his Employer Non-Elective Deferral Account under the Plan in the same manner and applying the same rules applicable to employer profit sharing or other non-matching contributions under the following qualified retirement plan maintained by the Employer:

(B)Always 100% Vested.A Participant shall always have a non-forfeitable right to 100% of his Employer Non-Elective Deferral Account. (C)Other Applicable Rules. A Participant shall be vested in his Employer Non-Elective Deferral Account in accordance with the following rules: [Describe vesting provisions, including automatic vesting provisions, applicable schedule and rules for counting service] (2)Employer Matching Deferral Account. The following vesting schedule shall apply to the Employer Matching Deferral Account [Check one, and complete where applicable] (A)Apply Rules Described in Qualified Plan.A Participant is vested in his Employer Matching Deferral Account under the Plan in the same manner and applying the same rules applicable to matching contributions made under the following qualified retirement plan maintained by the Employer: (B)Always 100% Vested. A Participant shall always have a non-forfeitable right to 100% of his Employer Matching Deferral Account. (C)Other Applicable Rules. A Participant shall be vested in his Employer Matching Deferral Account in accordance with the following rules: [Describe vesting provisions, including automatic vesting provisions, applicable schedule and rules for counting service] RETIREMENT DATES. Normal Retirement Date Paragraph 8.1 A Participant’s Normal Retirement Date shall be the day the Participant reaches age 62. Early Retirement Date Paragraph 8.3 [Select and complete applicable provision(s)]

(5) Service requirement of years of continuous full-time service with the Employer. (c) Disability Retirement Date [Select and complete applicable provision(s)] Paragraph 8.4 ☒ (1) No age requirement. ☐ (2) Age requirement of years. ☐ (3) No service requirement. ☐ (4) Service requirement of years of continuous full-time service with the Employer. 8. TIME AND FORM OF PAYMENTS. (a) Time of Payment Paragraph 9.1 The Employer Non-Elective Deferral Account shall be paid on the Participant’s Separation from Service. The Benefit Commencement Date for all other benefits will be determined as follows: [Check one, and complete where applicable] ☐ (1) Selected By Plan Sponsor. The Plan Sponsor selects the following time of payment: [Select one] ☐ (A) Normal Retirement Date. The later of the Participant’s Normal Retirement Date under the Plan or his Separation from Service (for reasons other than death). ☐ (B) Separation from Service. The Participant’s Separation from Service for whatever reason. ☐ (C) Six Months Following Separation from Service. Six months following the Participant’s Separation from Service (for reasons other than death). If elected here ☐, the Plan Sponsor elects for payment to be accelerated upon a Change in Control, but only with respect to contributions made after this Adoption Agreement is executed, unless the Plan Sponsor previously made such an election under Option 3(b)(3). ☒ (2) Selected By Participant. The date selected by the Participant in accordance with the following: (A) Participant’s Options. The Participant may elect that his Benefit Commencement Date be based on:

(ii) ☐ His Separation from Service (for reasons other than death), or [☐] six months following his Separation from Service (for reasons other than death). [Select one] (iii) A date certain stated clearly in his Deferred Compensation Election form which shall be without regard to when his employment with the Employer ends. (iv) The earlier of a date certain or ☐ his Separation from Service (for reasons other than death) or ☐ six months following his Separation from Service (for reasons other than death). [Select one] (v)Change in Control.The Participant may elect to have payment accelerated upon a Change in Control. Form of Payment to ParticipantThe Employer Non-Elective Deferral Account shall be paid in a single lump Paragraph 9.2sum. The form of payment to the Participant for all other benefits will be determined as follows:[Check one, and complete where applicable] (1)Selected By Plan Sponsor.The Plan Sponsor selects the following form of payment: [Select one] (A)Lump Sum. Deferral Benefits will be paid to the Participant in a single, lump-sum payment. (B)Periodic Installments. Deferral Benefits will be paid to the Participant in annual periodic installment payments made over the following period: [Select one] ☒(2)Selected By Participant.The Participant may elect from among the following forms of payment [Select options to be available to Participants] ☒(A)Lump Sum. Deferral Benefits may be paid to the Participant in a single, lump-sum payment.

☒(B)Periodic Installments. Deferral Benefits may be paid to the Participant in annual periodic installment payments made over the following periods: (1)Selected By Plan Sponsor.The Plan Sponsor selects the following form of payment to the Beneficiary: [Select one] (A)Lump Sum. Deferral Benefits will be paid to the Beneficiary in a single, lump-sum payment. (B)Periodic Installments. Deferral Benefits will be paid to the Beneficiary in annual periodic installment payments made over the following period: [select one] ☒(2)Selected By Participant. The Participant may elect the form of payment to the Beneficiary from among the following forms of payment [Select options to be available to Participants]

HARDSHIP WITHDRAWALS. Availability GenerallyA Participant [Check one] Paragraph 10.1 (1)Not Permitted. May not make Hardship Withdrawals. ☒(2)Permitted.May make a Hardship Withdrawal for an Unforeseeable Emergency from the following accounts [Check one or more] ☒(A)Employee Deferral Account. (B)Employer Matching Deferral Account. (C)Employer Non-Elective Deferral Account. (D)Predecessor Plan Account. PARTICIPANT DEEMED INVESTMENT DIRECTION. Availability GenerallyA Participant [Check one] Paragraph 5.2 (1)Not Permitted. May not make deemed investment directions. ☒(2)Permitted. May make deemed investment directions for the following accounts (“directable accounts”) [Check one or more] Company Stock Fund will be availablefor directed investment.

(3)Company Stock Only. In lieu of the funds available under the VBA Plan, a Company Stock Fund will be the only fund available for directed investment. IN WITNESS WHEREOF, each Employer, by its duly authorized representatives, has executed this Adoption Agreement this 15day of December , 2020 . Carter Bank & Trust [Enter Name of Plan Sponsor] By /s/ Brad Langs Its President and Chief Strategy Officer [SEAL] ATTEST: Its Carter Bank & Trust [Enter Name of Employer] By /s/ Paul Carney Its SVP, Human Resources Director [SEAL] ATTEST: Its [Enter Name of Employer] By Its [SEAL] ATTEST: Its